INVESTMENTS	12 Months Ended
Dec. 31, 2015
Investments All Other Investments [Abstract]
INVESTMENTS
NOTE 7. INVESTMENTS

Investment in Tagged

The Company received 57,000 shares of common stock in Tagged, Inc. as part of payment in connection with a license agreement. If on liquidation date (i.e. public offering or change of control), the grant value of the stock is less than $250 (“grant value” or “floor value”), Tagged will pay the Company the difference between the $250 floor value and the grant value. The investment is carried at cost.

Investment in Flexible Travel Company

The Company entered into a Shared Services Agreement (the “FTC Services Agreement”) dated as of December 4, 2015, with Flexible Travel Company, LLC (“Flexible Travel”), a company affiliated with Walker Digital, the Company’s controlling stockholder, regarding the provision of executive management, marketing, legal and financial consulting services. There are no set deliverables contemplated by the FTC Services Agreement, although the hourly rates the Company expects to charge Flexible Travel (approximately equal to the Company’s cost) are specified and under certain circumstances could require audit committee approval.

In connection with the FTC Services Agreement, the Company was granted a warrant to purchase limited liability company interests in Flexible Travel at an exercise price of $0.06 per Class A common share, which amount has been determined to equal the fair market value of such shares as of the date of issuance of the warrant. The warrant was issued to the Company by Jay Walker, who currently beneficially owns approximately 46% of the aggregate outstanding limited liability company interests of Flexible Travel on a fully diluted basis. The total Class A common shares that may be purchased pursuant to the exercise of the warrant is 16,400,000, equal to approximately 16% of the current aggregate outstanding limited liability company interests of Flexible Travel on a fully diluted basis and the transfer of such shares to the Company is subject to certain requirements, including the provision of an opinion of counsel that such would not result in Flexible Travel being deemed to be a publicly traded partnership for purposes of U.S. federal income tax law.

The fair value of the warrants (at December 4, 2015 (inception) and as of December 31, 2015) was determined using the Black-Scholes model with the following assumptions: risk free interest rate -  1.52%, stock volatility - 83.1%, expected term - 5 years, expected dividends - N/A. The underlying stock price of the warrant was estimated to be $0.06 per share based on the company's fundraising activity and the Option Pricing Method Backsolve in accordance with the guidelines outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held-Company Equity Securities Issues as Compensation.  The valuation of the underlying shares included the following assumptions: risk-free rate - 1.52%, company volatility - 50%, expected term or time to maturity - 5 years. In connection with the issuance of these warrants, the Company recorded deferred revenue of $672 as of December 31, 2015 and has amortized $25 of this deferred revenue into other income during the year ended December 31, 2015.